Exhibit 10.4.3

                          SUPPLEMENTAL AGREEMENT
                          ----------------------

          THIS SUPPLEMENTAL AGREEMENT made and entered into at Philadelphia, Pennsylvania, by and between STRAWBRIDGE & CLOTHIER, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania with its principal office at Eighth and Market Streets, Philadelphia, Pennsylvania, (the "Company") and ___________________________________________
(the "Executive");

                           W I T N E S S E T H:
                           -------------------

          WHEREAS, the parties hereto have previously entered into an Employment Agreement for Key Executive Employees dated
_____________________ (the "Employment Agreement"); and

          WHEREAS, the parties hereto wish to amend the Employment Agreement in the manner hereinafter provided,

          NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, mutually agree each with the other as follows:

          1.  Effective on and after February 1, ____, paragraph
6(a) of the Employment Agreement shall be amended to read as follows:

               "(a) Salary. For all of the services rendered by the Executive hereunder, including, without limitation, services as an executive, officer, director or member of any committee of the Company or of any subsidiary, affiliate, or division thereof, the Company shall pay the Executive as compensation a salary payable in equal monthly installments during the term of employment hereunder at an annual rate equal to $_______________. During such term of employment, the Company shall review the Executive's salary in accordance with the same policies and criteria for salary administration and review which are applied to other key executive employees of the Company; provided, however, that the Company shall at no time diminish the Executive's salary."

          2. Except as amended by paragraph 1 of this Supplemental Agreement, the Employment Agreement shall continue in full force and effect in accordance with the terms.

          IN WITNESS WHEREOF, the parties hereto have set their hands and seals this ________ day of ___________________, 19___.


                              STRAWBRIDGE & CLOTHIER

                              By _______________________________

                                 _______________________________
                                           Executive